SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 24, 2003


                               Sapient Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


       0-28074                                         04-3130648
(Commission File Number)                    (I.R.S. Employer Identification No.)


       One Memorial Drive
          Cambridge, MA                                             02142
(Address of Principal Executive Offices)                          (Zip Code)


                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits.

     99.1 Press Release issued by Sapient Corporation on April 24, 2003 announcing preliminary financial results for the three months ended March 31, 2003.

Item 9.    Regulation FD Disclosure; Information Furnished Under Item 12.

     Sapient Corporation issued a press release on April 24, 2003 announcing its preliminary financial results for the three months ended March 31, 2003. Pursuant to Item 12, the full text of the Company's press release is hereby furnished as Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 25, 2003                            SAPIENT CORPORATION
                                                 (Registrant)



                                                 By: /s/ Susan D. Johnson
                                                    ----------------------------
                                                    Susan D. Johnson
                                                    Chief Financial Officer and
                                                    Senior Vice President

Exhibit 99.1

Press Release issued by Sapient Corporation on April 24, 2003 announcing preliminary financial results for the three months ended March 31, 2003.